UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
____________________________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 18, 2020
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SYNEOS HEALTH, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-36730	27-3403111
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1030 Sync Street Morrisville, North Carolina	27560-5468
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (919) 876-9300
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value per share	SYNH	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section
13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 7, 2020, Syneos Health, Inc. (the “Company”) announced that it had initiated several proactive cost management strategies in response to the COVID-19 pandemic, including organizational and operating model efficiencies, hiring restrictions, reductions in third-party costs, certain compensation adjustments, and other initiatives. In addition, the Company stated that it had implemented proactive cash conservation initiatives, including delaying some capital expenditures and locking in lower interest rates on certain variable rate debt.

Since April 7, 2020, the Company has implemented additional cost management strategies, including offering voluntary furloughs, suspending the Company match on U.S. employee 401(k) contributions, and delaying merit and promotion processes.

As part of these efforts, on April 18, 2020, the Compensation and Management Development Committee of the Board of Directors of the Company approved entering into letter agreements (the “Letter Agreements”) with each of the Company’s named executive officers: Alistair Macdonald, Chief Executive Officer; Jason Meggs, Chief Financial Officer; Michelle Keefe, President, Commercial Solutions; Paul Colvin, President, Clinical Solutions; and Jonathan Olefson, General Counsel and Corporate Secretary (each, an “NEO”). Pursuant to the Letter Agreements, each NEO has agreed to a voluntary reduction in his or her base salary from May 1, 2020 through September 30, 2020 as set forth in the following table:

Named Executive Officer	Original Base Salary	Temporary Base Salary	Percentage Reduction
Alistair Macdonald, Chief Executive Officer	$1,060,000	$742,000	-30%
Jason Meggs, Chief Financial Officer	$600,000	$480,000	-20%
Michelle Keefe, President Commercial Solutions	$567,000	$460,000	-19%
Paul Colvin, President Clinical Solutions	$567,000	$460,000	-19%
Jonathan Olefson, General Counsel and Corporate Secretary	$465,000	$399,000	-14%

The foregoing summary of the Letter Agreements is qualified in its entirety by reference to the full text of the Letter Agreements, which are filed as Exhibits 10.1, 10.2, 10.3, 10.4, and 10.5 to this Form 8-K, and are incorporated herein by reference.

Item 8.01 Other Events.

On April 18, 2020, the Board of Directors (the “Board”) of the Company approved a thirty percent reduction in the cash retainer paid to each non-employee member of the Board, exclusive of any committee stipends, for the period from May 1, 2020 to September 30, 2020.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Letter Agreement between INC Research Holding Limited and Alistair Macdonald, dated April 18, 2020.
10.2	Letter Agreement between Syneos Health, Inc. and Jason Meggs, dated April 18, 2020.
10.3	Letter Agreement between Syneos Health, Inc. and Michelle Keefe, dated April 18, 2020.
10.4	Letter Agreement between Syneos Health, Inc. and Paul Colvin, dated April 18, 2020.
10.5	Letter Agreement between Syneos Health, Inc. and Jonathan Olefson, dated April 18, 2020.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYNEOS HEALTH, INC.

Date:	April 22, 2020	By:	/s/ Jonathan Olefson
			Name:	Jonathan Olefson
			Title:	General Counsel and Corporate Secretary